SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 April 30, 2001
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                        (Date of earliest event reported)



                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                               0-14815                      25-2413363
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(State of other jurisdiction   (Commission File Number)         (IRS Employer
  of incorporation)                                             Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania             19422-0764
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(Address of principal executive offices)                           (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)



                         Exhibit Index appears on page 4

Item 5.           Other Events


         On April 30, 2001, Progress Financial Corporation declared quarterly cash dividend of $.06 per share to shareholders of record on April 30, 2001, to be paid on May 11, 2001. For further information, see the press release attached as Exhibit 99(a) and incorporated herein by reference.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   April 30, 2001                 By:      /s/ Michael B. High
                                             ---------------------------------
                                                 Michael B. High
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX



  Exhibit Number                                     Description


       99(a) Press Release on dividend declaration issued on April 30, 2001.

                                  Exhibit 99(a)

                      Press Release on dividend declaration
                            issued on April 30, 2001

                                                                 Exhibit 99(a)


NEWS RELEASE


Contact: Michael B. High, CFO/Executive Vice President
         (610) 941-4804
         Dorothy Jaworski, Director of Investor Relations
         (484) 322-4822

For immediate release:

              Progress Financial Corporation Declares Cash Dividend

         Blue Bell, PA, April 30, 2001- The Board of Directors of Progress Financial Corporation (the "Company" - Nasdaq: PFNC) has declared its regular quarterly cash dividend on its common stock, according to W. Kirk Wycoff, Chairman, President and Chief Executive Officer. The cash dividend of $.06 per share will be paid on May 11, 2001 to shareholders of record on April 30, 2001.
         Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through eighteen full service offices. The Company also offers a diversified array of financial services including equipment leasing through Progress Leasing Company, with offices in Blue Bell, Pennsylvania, and financial planning services and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pennsylvania; and asset based lending through Progress Business Credit. In addition, the Company also conducts commercial mortgage banking and brokerage services through Progress Realty Advisors, Inc. with locations in Blue Bell, Pennsylvania, and Woodbridge, New Jersey. The Company also receives fees for construction and development activities through Progress Development Corporation; fees for venture capital management services provided by Progress Capital Management, Inc.; and financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pennsylvania. The Company's common stock is traded on The Nasdaq Stock MarketSM under the Symbol "PFNC".
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